Exhibit 99.2

FOR IMMEDIATE RELEASE

CONTACT:

(Investor Relations)	(Corporate Press)
Nicole Shevins	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
nicole.shevins@take2games.com	Alan.Lewis@take2games.com

TAKE-TWO INTERACTIVE SOFTWARE, INC.

ANNOUNCES PRICING OF TENDER OFFER FOR 3.300% SENIOR

NOTES DUE 2024

New York, NY – June 2, 2023 — Take-Two Interactive Software, Inc. (NASDAQ: TTWO) (the “Company”) announced today the consideration payable in connection with the previously announced cash tender offer (the “Tender Offer”) to purchase up to $650,000,000 (the “Tender Cap”) aggregate principal amount of its outstanding 3.300% Senior Notes due 2024 (the “Notes”), as described in the table below.

Title of Security	CUSIP / ISIN Number	Principal Amount Outstanding	Tender Cap (Principal Amount)	Proration Factor(1)	Reference U.S. Treasury Security	Reference Yield	Fixed Spread	Early Tender Premium (per $1,000)	Total Consideration (per $1,000)
3.300% Senior Notes due 2024	874054AE9 / US874054AE98	$1,000,000,000	$650,000,000	96.13%	2.25% UST due March 31, 2024	5.319%	0 bps	$50	$984.07

(1)	Rounded to nearest hundredth of a percentage point.

The Tender Offer was made on the terms and conditions described in the Offer to Purchase, dated May 18, 2023 (as amended and as may be further amended or supplemented from time to time, the “Offer to Purchase”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Offer to Purchase.

The “Total Consideration” for each $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to the Tender Offer was determined in the manner described in the Offer to Purchase by reference to the fixed spread over the yield to maturity of the Reference U.S. Treasury Security specified in the table above and in the Offer to Purchase at 10:00 a.m., New York City time, today, and includes an early tender premium of $50 per $1,000 principal amount of the Notes accepted for purchase.

Only holders of Notes who validly tendered and did not validly withdraw their Notes at or prior to 5:00 p.m., New York City time, on June 1, 2023 (the “Early Tender Deadline”) are eligible to receive the Total Consideration for the Notes accepted for purchase. Holders of Notes will also receive accrued and unpaid interest on their Notes validly tendered and accepted for purchase from and including the most recent interest payment date for the Notes up to, but not including, the Early Settlement Date. Withdrawal rights for the Notes expired at 5:00 p.m., New York City time, on June 1, 2023.

On June 5, 2023, the Company expects to pay for the Notes that were validly tendered at or prior to the Early Tender Deadline and that are accepted for purchase.

The purchase of all of the Notes validly tendered and not validly withdrawn in the Tender Offer would cause the Company to purchase Notes with an aggregate principal amount in excess of the Tender Cap. Accordingly, the Notes will be purchased on a pro rata basis up to the Tender Cap in the manner described in the Offer to Purchase by reference to the “Proration Factor” specified in the table above. Since the Tender Offer was fully subscribed as of the Early Tender Deadline, the Company will not accept for purchase any Notes validly tendered after the Early Tender Deadline.

J.P. Morgan Securities LLC is acting as Lead Dealer Manager for the Tender Offer. For additional information regarding the terms of the Tender Offer, please contact: J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-4818 (collect). Requests for documents and questions regarding the tendering of Notes may be directed to D.F. King & Co., Inc., which is acting as the information agent and tender agent for the Tender Offer, at (800) 431-9645 (toll-free), (212) 269-5550 (toll) or email take-two@dfking.com.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE NOTES. THE OFFER TO PURCHASE SETS FORTH THE COMPLETE TERMS OF THE TENDER OFFER. HOLDERS OF THE NOTES SHOULD CAREFULLY READ THE OFFER TO PURCHASE BECAUSE IT CONTAINS IMPORTANT INFORMATION.

THE OFFER TO PURCHASE AND THIS PRESS RELEASE DO NOT CONSTITUTE AN OFFER OR SOLICITATION TO PURCHASE NOTES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER APPLICABLE SECURITIES OR BLUE SKY LAWS. IN ANY JURISDICTION IN WHICH THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE TENDER OFFER TO BE MADE BY A LICENSED BROKER OR

DEALER, THE TENDER OFFER WILL BE DEEMED TO BE MADE ON BEHALF OF THE COMPANY BY THE DEALER MANAGERS, IF THE DEALER MANAGERS ARE LICENSED BROKERS OR DEALERS UNDER THE LAWS OF SUCH JURISDICTION, OR BY ONE OR MORE REGISTERED BROKERS OR DEALERS THAT ARE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

NONE OF THE COMPANY OR ITS AFFILIATES, THE BOARD OF DIRECTORS OF THE COMPANY, THE DEALER MANAGERS, THE TRUSTEE OF THE NOTES OR THE INFORMATION AND TENDER AGENT MAKES ANY RECOMMENDATION TO ANY HOLDER OF NOTES IN CONNECTION WITH THE TENDER OFFER. HOLDERS MUST MAKE THEIR OWN DECISIONS AS TO WHETHER TO TENDER THEIR NOTES AND, IF SO, THE PRINCIPAL AMOUNT OF NOTES TO TENDER.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher, and marketer of interactive entertainment for consumers around the globe. The Company develops, operates, and publishes products principally through Rockstar Games, 2K, Private Division, and Zynga. Our products are currently designed for console gaming systems, personal computers, and mobile, including smartphones and tablets, and are delivered through physical retail, digital download, online platforms, and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: risks relating to our combination with Zynga; the uncertainty of the impact of the COVID-19 pandemic and measures taken in response thereto; the effect that measures taken to mitigate the COVID-19 pandemic have on our operations, including our ability to timely deliver our titles and other products, and on the operations of our counterparties, including retailers and distributors; the effects of the COVID-19 pandemic on both consumer demand and the discretionary spending patterns of our customers as the situation with the pandemic continues to evolve; the risks of conducting business internationally;

the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; the timely release and significant market acceptance of our games; the ability to maintain acceptable pricing levels on our games; and risks associated with international operations. Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

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